EXHIBIT 10.6

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of June 8 , 2011, is entered into between IN-104 AUSTIN, LLC, a Delaware limited liability company (the “New Borrowing Base Subsidiary”) and JPMORGAN CHASE BANK, N.A. (the “Lender”) under that certain Credit Agreement, dated as of March 24, 2011 among Macquarie CNL Income, LP (the “Borrower”), Macquarie CNL Global Income Trust, Inc., as a Loan Party, the other Loan Parties party thereto, and the Lender (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Borrowing Base Subsidiary and the Lender, hereby agree as follows:

1. The New Borrowing Base Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement: (i) the New Borrowing Base Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement, and (ii) the New Borrowing Base Subsidiary will be deemed to be a “Grantor” under the Security Agreement, and shall have all the obligations of a “Grantor” thereunder as if it had executed the Security Agreement. The New Borrowing Base Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article IX of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Borrowing Base Subsidiary, subject to the limitations set forth in Section 9.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Lender, as provided in Article IX of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Borrowing Base Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2. If required, the New Borrowing Base Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Lender in accordance with the Credit Agreement.

3. The address of the New Borrowing Base Subsidiary for purposes of Section 8.01 of the Credit Agreement is as follows:

450 South Orange Avenue

Orlando, FL 32801

Attention: Steven Shackelford

4. The New Borrowing Base Subsidiary hereby waives acceptance by the Lender of the guaranty by the New Borrowing Base Subsidiary upon the execution of this Agreement by the New Borrowing Base Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

[Signature Page(s) Follow]

IN WITNESS WHEREOF, the New Borrowing Base Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Lender, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

IN-104 AUSTIN, LLC, a Delaware limited liability company

By:	/s/ Robert A. Bourne
Name:	Robert A. Bourne
Title:	President

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A.,

a national banking association

By:	/s/ Clayton D. Conger
Name:	Clayton D. Conger
Title:	Officer

Signature Page to Joinder Agreement